UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2025

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street

Chicago, Illinois 60607

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Chris Isaacson’s previously reported expanded global leadership role at Cboe Global Markets, Inc. (the “Company”), on July 14, 2025 the Compensation Committee and the Board of Directors of the Company approved an increase in Mr. Isaacson’s annual equity incentive award to a target equity award value of $2,625,000. For 2025, this will include awards with a target value of $1,875,000 that were previously granted on February 19, 2025 and special awards with a target value of $439,726 (representing a pro rata portion of the increase in the targeted annual equity incentive award from June 1, 2025 to the end of 2025) to be granted on July 15, 2025 and to be equally split between (i) restricted stock units (“RSUs”) that will vest in three equal annual installments beginning on February 19, 2026 and (ii) performance share units subject to the achievement of pre-determined performance goals with respect to (A) earnings per share and (B) total shareholder return (each 25% of the total award) that will vest at the conclusion of a 3 year performance period, each subject to Mr. Isaacson’s continuous employment with the Company through such dates.

Additionally, in connection with Patrick Sexton’s expanded global leadership role at the Company, on July 14, 2025 the Compensation Committee of the Company approved an increase in Mr. Sexton’s annual equity incentive award to a target equity award value of $1,310,000. For 2025, this will include awards with a target value of $1,110,000 that were previously granted on February 19, 2025 and special awards with a target value of $117,260 (representing a pro rata portion of the increase in the targeted annual equity incentive award from June 1, 2025 to the end of 2025) to be granted on July 15, 2025 and to be equally split between (i) RSUs that will vest in three equal annual installments beginning on February 19, 2026 and (ii) performance share units subject to the achievement of pre-determined performance goals with respect to (A) earnings per share and (B) total shareholder return (each 25% of the total award) that will vest at the conclusion of a 3 year performance period, each subject to Mr. Sexton’s continuous employment with the Company through such dates.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel and Corporate Secretary
Dated: July 17, 2025